EXHIBIT 10.6

NextGen Bioscience, Inc.
(formerly Infrablue US Inc.)
130 Shaftesbury Avenue
London
W1D 5EU

Westport Strategic Partners, Inc.
110 E. Broward Blvd.,
Suite 1700,
Ft. Lauderdale,
Florida 33301

26th November, 2007

Dear. Mr. Safina,

Following our conversations and agreement to terminate the contract dated 21st August, 2006 between Infrablue US Inc. and Westport Strategic Partners, Inc. Please have the director of Westport Strategic Partners, Inc. confirm and sign the below letter agreement.

Yours truly,

/s/ Mitchell Johnson

Mitchell Johnson
President – NextGen Bioscience Inc. (formerly Infrablue US Inc.)

I, Joseph Safina am the Director and authorized signatory of Westport Strategic Partners, Inc. I confirm that as at Monday 26th November, 2007 we have agreed to terminate the consulting services agreement with Infrablue US Inc. with immediate effect. I also confirm that upon receipt of 150,000 shares of NXGB.OB being issued to Westport Strategic Partners, Inc. all debt earned by the Agreement dated August 21, 2006 will be written off.

/s/ Joseph Safina
Signed:	________________________

Date:	26th November, 2007